FILED PURSUANT TO RULE 497(E)
                                                      REGISTRATION NO. 033-06790



                            THE GAMCO WESTWOOD FUNDS
                                  (THE "TRUST")

                       GAMCO Westwood Mighty MitesSM Fund
                       GAMCO Westwood SmallCap Equity Fund
                           GAMCO Westwood Income Fund
                           GAMCO Westwood Equity Fund
                          GAMCO Westwood Balanced Fund
               GAMCO Westwood Intermediate Bond Fund (the "Funds")

SUPPLEMENT DATED NOVEMBER 25, 2009, TO THE FUNDS' PROSPECTUSES DATED JANUARY 21, 2009, AS SUPPLEMENTED ON JUNE 16, 2009 AND NOVEMBER 3, 2009.

         On November 17, 2009, the Board of Trustees of the Trust approved the imposition of a 2.00% redemption fee for shares redeemed or exchanged within 7 days of the date of purchase for shareholders of the GAMCO Westwood SmallCap Equity Fund and the GAMCO Westwood Income Fund. The redemption fee will apply to shares purchased on or after January 28, 2010.

         The redemption fee will be calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the SmallCap Equity Fund and the Income Fund and does not benefit the Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of acquired shares resulting from an exchange made pursuant to the SmallCap Equity Fund's and the Income Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the the SmallCap Equity Fund and the Income Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the SmallCap Equity Fund and the Income Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place.









Mighty Mites is a service mark of GAMCO Investors, Inc. GAMCO is a licensed mark of GAMCO Investors, Inc.